                                                                     Exhibit 4.1
NUMBER
WLK
                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                                                    COMMON STOCK

                                                                        [SHARES]

THIS CERTIFICATE IS         WESTLAKE CHEMICAL            SEE REVERSE FOR CERTAIN
TRANSFERABLE IN                CORPORATION                     DEFINITIONS
NEW YORK, NY                                                CUSIP 960413 10 2

THIS CERTIFIES THAT

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                           EACH OF THE COMMON STOCK OF

                              CERTIFICATE OF STOCK

Westlake Chemical Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/  ALBERT CHAO                (WESTLAKE LOGO)             /s/  STEPHEN WALLACE

PRESIDENT AND CHIEF EXECUTIVE OFFICER                         SECRETARY

Countersigned and Registered:
     American Stock Transfer and Trust Company
Transfer Agent and Registrar,

/s/
   ----------------------
     Authorized Signature


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(WESTLAKE LOGO)

The Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Westlake Chemical Corporation at its principal executive office, or to its transfer agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common
TEN ENT as tenants by the entireties
JT TEN as joint tenants with right of
survivorship and not as tenants in common


UNIF GIFT MIN ACT            Custodian
--------------------------------------------------------------------------------
             (Cust)                                   (Minor)

     under Uniform Gifts to Minors
                 Act
--------------------------------------------------------------------------------
                              (State)

UNIF TRF MIN ACT                                 Custodian (until age)
--------------------------------------------------------------------------------
                               (Cust)

                under Uniform Transfer to Minors Act
--------------------------------------------------------------------------------
           (Minor)                                     (State)

--------------------------------------------------------------------------------
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED
--------------------------------------------------------------------------------
HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert Social Security or other
identifying number of transferee
                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

Please print or typewrite name
and address of transferee

                                              ----------------------------------

                                              ----------------------------------

Please insert number of
shares transferred

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                              SHARES REPRESENTED BY THE WITHIN


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                                              CERTIFICATE, AND DO HEREBY
                                              IRREVOCABLY CONSTITUTE AND
                                              APPOINT

                                              ----------------------------------

                                              ----------------------------------

                                              ATTORNEY TO TRANSFER THE SAID
                                              SHARES ON THE BOOKS OF THE WITHIN-
                                              NAMED COMPANY WITH FULL POWER OF
                                              SUBSTITUTION IN THE PREMISES.

                                              ----------------------------------
                                              DATED
                                              ----------------------------------

                                              SIGNATURE
                                              ----------------------------------

                                              NOTICE: THE SIGNATURE TO THIS
                                              TRANSFER MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE FACE
                                              OF THE CERTIFICATE IN EVERY
                                              PARTICULAR WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.

                                              ----------------------------------
                                              SIGNATURE GUARANTEED BY:
                                              ----------------------------------
                                              THE SIGNATURE(S) SHOULD BE
                                              GUARANTEED BY AN ELIGIBLE
                                              GUARANTOR INSTITUTION (BANKS,
                                              STOCK-BROKERS, SAVINGS AND LOAN
                                              ASSOCIATIONS AND CREDIT UNIONS
                                              WITH MEMBERSHIP IN AN APPROVED
                                              SIGNATURE GUARANTEE MEDALLION
                                              PROGRAM), PURSUANT TO S.E.C. RULE
                                              17Ad-15.